SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------

                                  EXHIBIT 2(a)

ITEM 2.  IDENTITY AND BACKGROUND.

                  This statement is being filed by J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, occupations and employments of each executive officer and director of JPMP (SBIC).

                  JPMP (SBIC) is a wholly owned subsidiary of J.P. Morgan Partners (BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at the same address as JPMP (SBIC). JPMP
(BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

                  JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.


                               Page 6 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------

                                                                      SCHEDULE A

                        J.P. MORGAN PARTNERS (SBIC), LLC

                             EXECUTIVE OFFICERS(1)

President                                       Jeffrey C. Walker*
Executive Vice President                        Mitchell J. Blutt, M.D. *
Executive Vice President                        Arnold L. Chavkin*
Executive Vice President                        John M.B. O'Connor*
Managing Director                               John R. Baron*
Managing Director                               Christopher C. Behrens*
Managing Director                               David S. Britts*
Managing Director                               Rodney A. Ferguson*
Managing Director                               David Gilbert*
Managing Director                               Evan Graf*
Managing Director                               Eric A. Green*
Managing Director                               Michael R. Hannon*
Managing Director                               Donald J. Hofmann, Jr. *
Managing Director                               W. Brett Ingersoll*
Managing Director                               Alfredo Irigoin*
Managing Director                               Andrew Kahn*
Managing Director                               Jonathan R. Lynch*
Managing Director                               Jonathan Meggs*
Managing Director                               Thomas G. Mendell*
Managing Director                               Stephen P. Murray*
Managing Director                               Joao Neiva de Figueiredo, Ph.D.*
Managing Director                               Timothy Purcell*
Managing Director                               Thomas Quinn*
Managing Director                               Peter Reilly*
Managing Director                               Robert R. Ruggiero, Jr.*
Managing Director                               Susan L. Segal*
Managing Director                               Kelly Shackelford*
Managing Director                               Shahan D. Soghikian*
Managing Director                               Georg Stratenwerth*
Managing Director                               Lindsay Stuart*
Managing Director                               Patrick J. Sullivan*
Managing Director                               Charles R. Walker*
Managing Director                               Timothy J. Walsh*
Managing Director                               Richard D. Waters, Jr.*
Managing Director                               Damion E. Wicker, M.D.*
Managing Director                               Eric R. Wilkinson*
Senior Vice President                           Marcia Bateson*
Vice President and Treasurer                    Elisa R. Stein*
 Secretary                                      Anthony J. Horan**
Assistant Secretary                             Robert C. Caroll**
Assistant Secretary                             Denise G. Connors**


----------
(1) Each of whom is a United States citizen except for Messrs. Britts, Meggs, Irigoin, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 7 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------

                                  DIRECTORS(1)

                               Jeffrey C. Walker*




----------
(1) Each of whom is a United States citizen except for Messrs. Britts, Meggs, Irigoin, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or member of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.


                               Page 8 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------


                                                                      SCHEDULE B

                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)

Chief Executive Officer                         William B. Harris**
President                                       Jeffrey C. Walker*
Executive Vice President                        Mitchell J. Blutt, M.D.*
Executive Vice President                        Arnold L. Chavkin*
Executive Vice President                        John M.B. O'Connor*
Managing Director                               John R. Baron*
Managing Director                               Christopher C. Behrens*
Managing Director                               David S. Britts*
Managing Director                               Rodney A. Ferguson*
Managing Director                               David Gilbert*
Managing Director                               Evan Graf*
Managing Director                               Eric A. Green*
Managing Director                               Michael R. Hannon*
Managing Director                               Donald J. Hofmann, Jr.*
Managing Director                               Alfredo Irigoin*
Managing Director                               W. Brett Ingersoll*
Managing Director                               Andrew Kahn*
Managing Director                               Jonathan R. Lynch*
Managing Director                               Jonathan Meggs*
Managing Director                               Thomas G. Mendell*
Managing Director                               Stephen P. Murray*
Managing Director                               Joao Neiva de Figueiredo, Ph.D.*
Managing Director                               Timothy Purcell*
Managing Director                               Thomas Quinn*
Managing Director                               Peter Reilly*
Managing Director                               Robert R. Ruggiero, Jr.*
Managing Director                               Susan L. Segal*
Managing Director                               Shahan D. Soghikian*
Managing Director                               Georg Stratenwerth*
Managing Director                               Lindsay Stuart*
Managing Director                               Patrick J. Sullivan*
Managing Director                               Kelly Shackelford*
Managing Director                               Charles R. Walker*
Managing Director                               Timothy J. Walsh*
Managing Director                               Richard D. Waters, Jr.*
Managing Director                               Damion E. Wicker, M.D.*
Managing Director                               Eric R. Wilkinson*
Senior Vice President                           Marcia Bateson*
Vice President and Treasurer                    Elisa R. Stein*
Secretary                                       Anthony J. Horan**
Assistant Secretary                             Robert C. Carroll**
Assistant Secretary                             Denise G. Connors**

--------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, Meggs, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or partner of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 9 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------


                                  DIRECTORS(1)

                              William B. Harrison**
                               Jeffrey C. Walker*



--------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, Meggs, Neiva de Figueiredo, Soghikian, Stratenwerth and Stuart.

* Principal occupation is employee and/or partner of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


                               Page 10 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board                                  Douglas A. Warner, III*
President and Chief Executive Officer                  William B. Harrison Jr.*
Vice Chairman                                          Geoffrey T. Boisi*
Vice Chairman                                          David A. Coulter*
Managing Director                                      Ramon de Oliveira*
Vice Chairman                                          Walter A. Gubert*
Director of Human Resources                            John J. Farrell*
Managing Director                                      Thomas B. Ketchum*
Director of Corporate Marketing and Communications     Frederick W. Hill*
Vice Chairman                                          Donald H. Layton*
Vice Chairman                                          James B. Lee Jr. *
General Counsel                                        William H. McDavid*
Vice Chairman                                          Marc J. Shapiro*
Managing Partner                                       Jeffrey C. Walker**


                                  DIRECTORS(1)

                                           PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                       BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Hans W. Becherer                           Chairman of the Board
                                           Chief Executive Officer
                                           Deere & Company
                                           One John Deere Place
                                           Moline, IL 61265
--------------------------------------------------------------------------------
Riley P. Bechtel                           Chairman and Chief Executive Officer
                                           Bechtel Group, Inc.
                                           P.O. Box 193965
                                           San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
Frank A. Bennack, Jr.                      President and Chief Executive Officer
                                           The Hearst Corporation
                                           959 Eighth Avenue
                                           New York, New York 10019
--------------------------------------------------------------------------------
Lawrence A. Bossidy                        Chairman of the Board
                                           Honeywell International
                                           P.O. Box 3000
                                           Morristown, NJ 07962-2245
--------------------------------------------------------------------------------

----------
(1)  Each of whom is a United States citizen.

* Principal occupation is executive officer and/or employee of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is managing partner of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas New York, New York 10020.


                              Page 11 of 12 Pages

                                  SCHEDULE 13G

ISSUER:  E Share Technologies, Inc.                         CUSIP NO.: 296428105
------                                                      ---------


                                        PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                                    BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
M. Anthony Burns                        Chairman of the Board and
                                        Chief Executive Officer
                                        Ryder System, Inc.
                                        3600 N.W. 82nd Avenue
                                        Miami, Florida 33166
--------------------------------------------------------------------------------
H. Laurence Fuller                      Co-Chairman
                                        BP Amoco p.l.c.
                                        1111 Warrenville Road, Suite 25
                                        Chicago, Illinois 60563
--------------------------------------------------------------------------------
Ellen V. Furter                         President
                                        American Museum of Natural History
                                        Central Park West at 79th Street
                                        New York, NY 10024
--------------------------------------------------------------------------------
William H. Gray, III                    President and Chief Executive Officer
                                        The College Fund/UNCF
                                        9860 Willow Oaks Corporate Drive
                                        P.O. Box 10444
                                        Fairfax, Virginia 22031
--------------------------------------------------------------------------------
William B. Harrison, Jr.                President and Chief Executive Officer
                                        The Chase Manhattan Corporation
                                        270 Park Avenue, 8th Floor
                                        New York, New York  10017-2070
--------------------------------------------------------------------------------
Helene L. Kaplan                        Of Counsel
                                        Skadden, Arps, Slate, Meagher & Flom LLP
                                        919 Third Avenue - Room 29-72
                                        New York, New York 10022
--------------------------------------------------------------------------------
Lee R. Raymond                          Chairman of the Board and
                                          Chief Executive Officer
                                        Exxon Mobil Corporation
                                        5959 Las Colinas Boulevard
                                        Irving, TX 75039-2298
--------------------------------------------------------------------------------
John R. Stafford                        Chairman, President and
                                          Chief Executive Officer
                                        American Home Products Corporation
                                        5 Giralda Farms
                                        Madison, New Jersey 07940
--------------------------------------------------------------------------------
Lloyd D. Ward                           Former Chairman of Board and
                                        Chief Executive Officer of Maytag
                                        13338 Lakeshore Drive
                                        Clive, Iowa  50325
--------------------------------------------------------------------------------
Douglas A. Warner III                   Chairman of the Board
                                        J.P. Morgan Chase & Co.
                                        270 Park Avenue
                                        New York, New York 10017
--------------------------------------------------------------------------------
Marina v.N. Whitman                     Professor of Business Administration
                                          and Public Policy
                                        The University of Michigan
                                        School of Public Policy
                                        411 Lorch Hall, 611 Tappan Street
                                        Ann Arbor, MI 48109-1220


                              Page 12 of 12 Pages